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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 21, 2004
                (Date of Report/Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
             (Exact name of registrant as specified in its charter)

NEW YORK                                     1-3157                           13-0872805
(State or other jurisdiction        (Commission File Number)               (IRS Employer
of incorporation)                                                    Identification No.)


                               400 Atlantic Street
                           Stamford, Connecticut 06921
              (Address and zip code of principal executive offices)

                                 (203) 541-8000
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 7.01 REGULATION FD DISCLOSURE

On September 22, 2004, International Paper Company Chairman and Chief Executive Officer, John Faraci, intends to speak at the UBS 2004 Global Paper & Forest Products Conference in New York City. A copy of certain slides to be presented at the conference is filed herewith as Exhibit 99.1 and is herein incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1:  Slides of International Paper Company, dated September 22, 2004.





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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)


                                            By: /s/ ANDREA L. DULBERG
                                                ______________________________
                                                Name:  Andrea L. Dulberg
                                                Title: Assistant Secretary

                                            Date: September 21, 2004



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                                  EXHIBIT INDEX

Exhibit 99.1:  Slides of International Paper Company, dated September 22, 2004.








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